SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : December 27, 1999


     MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated May 1, 1999, providing for the issuance of C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-09                13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-BASS Trust 1999-CB2, C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB2 (the "Certificates"). The Certificates were issued, and this report and exhibits are being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 1999 ( the "Agreement"), among Merrill Lynch
Mortgage Investors, Inc., as Depositor, Credit-Based Asset Servicing and Securitization LLC, as Seller, Litton Loan Servicing LP, as Servicer, and The Chase Manhattan Bank, as Trustee. On December 27,1999 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on December 27, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:  December 30, 1999              By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Statement to Certificateholders                    5
                         December 27, 1999.

                                  Exhibit 99.1

                         Statement to Certificateholders
                                December 27, 1999


                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                           STATEMENT TO CERTIFICATEHOLDERS
                                               December 27, 1999


-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL        PRIOR                                                                                       CURRENT
            FACE            PRINCIPAL                                                    REALIZED       DEFERRED        PRINCIPAL
CLASS       VALUE           BALANCE        PRINCIPAL       INTEREST        TOTAL         LOSSES         INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
IA     141,832,106.00   135,319,220.19  1,137,907.35      789,362.12     1,927,269.47          0.00        0.00    134,181,312.84
IAPO       161,894.00       154,059.00         182.57           0.00           182.57          0.00        0.00        153,876.43
IM1      1,110,000.00     1,097,651.89       1,226.40       6,402.97         7,629.37          0.00        0.00      1,096,425.49
IM2        740,000.00       731,767.93         817.60       4,268.65         5,086.25          0.00        0.00        730,950.33
IM3        740,000.00       731,767.93         817.60       4,268.65         5,086.25          0.00        0.00        730,950.33
IB1        740,000.00       731,767.93         817.60       4,268.65         5,086.25          0.00        0.00        730,950.33
IB2        740,000.00       731,767.93         817.60       4,268.65         5,086.25          0.00        0.00        730,950.33
IB3      1,849,418.00     1,824,789.38       2,038.83      10,644.60        12,683.43     40,559.98        0.00      1,782,190.57
IIA1    84,958,000.00    72,511,378.22   1,498,533.67     380,261.75     1,878,795.42          0.00        0.00     71,012,844.55
IIA2    43,008,000.00    34,622,269.94     689,542.58     177,092.91       866,635.49          0.00        0.00     33,932,727.36
IIM1    10,529,000.00    10,529,000.00           0.00      65,981.73        65,981.73          0.00        0.00     10,529,000.00
IIM2     8,909,000.00     8,909,000.00           0.00      61,323.62        61,323.62          0.00        0.00      8,909,000.00
IIB1     7,694,000.00     7,694,000.00           0.00      53,216.83        53,216.83          0.00        0.00      7,694,000.00
IIB2     3,644,000.00     3,644,000.00           0.00      21,256.67        21,256.67          0.00        0.00      3,644,000.00
IIB3     3,240,000.00     3,240,000.00           0.00      18,900.00        18,900.00          0.00        0.00      3,240,000.00
X                0.00             0.00           0.00           0.00             0.00          0.00        0.00              0.00
R                0.00             0.00           0.00           0.00             0.00          0.00        0.00              0.00
-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 309,895,418.00   282,472,440.34   3,332,701.80   1,601,517.80     4,934,219.60     40,559.98        0.00    279,099,178.56
IAIO   144,330,149.22   138,067,803.28           0.00     139,746.47       139,746.47          0.00        0.00    136,886,362.85
-----------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES
                     PRIOR                                                CURRENT                           CURRENT
                     PRINCIPAL                                            PRINCIPAL                         PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL    INTEREST      TOTAL     FACTOR              CLASS          RATE
-------------------------------------------------------------------------------------------  ------------------------------------
IA       12489WAR5       954.08031373    8.02291796   5.56546851  13.58838647   946.05739578   IA             7.000000%
IAPO     12489WAT1       951.60413604    1.12771320   0.00000000   1.12771320   950.47642284   IAPO           0.000000%
IM1      12489WAU8       988.87557658    1.10486486   5.76844144   6.87330631   987.77071171   IM1            7.000000%
IM2      12489WAV6       988.87558108    1.10486486   5.76844595   6.87331081   987.77071622   IM2            7.000000%
IM3      12489WAW4       988.87558108    1.10486486   5.76844595   6.87331081   987.77071622   IM3            7.000000%
IB1      12489WBC7       988.87558108    1.10486486   5.76844595   6.87331081   987.77071622   IB1            7.000000%
IB2      12489WBD5       988.87558108    1.10486486   5.76844595   6.87331081   987.77071622   IB2            7.000000%
IB3      12489WBE3       986.68304299    1.10241708   5.75564853   6.85806562   963.64941295   IB3            7.000000%
IIA1     12489WAX2       853.49676570   17.63852339   4.47587926  22.11440265   835.85824231   IIA1           5.908750%
IIA2     12489WAY0       805.01929734   16.03289109   4.11767369  20.15056478   788.98640625   IIA2           5.758750%
IIM1     12489WAZ7     1,000.00000000    0.00000000   6.26666635   6.26666635 1,000.00000000   IIM1           7.520000%
IIM2     12489WBA1     1,000.00000000    0.00000000   6.88333371   6.88333371 1,000.00000000   IIM2           8.260000%
IIB1     1249WBB9      1,000.00000000    0.00000000   6.91666623   6.91666623 1,000.00000000   IIB1           8.300000%
IIB2     12489WBF0     1,000.00000000    0.00000000   5.83333425   5.83333425 1,000.00000000   IIB2           7.000000%
IIB3     12489WBG8     1,000.00000000    0.00000000   5.83333333   5.83333333 1,000.00000000   IIB3           7.000000%
-------------------------------------------------------------------------------------------  ------------------------------------
TOTALS                   911.50892828   10.75427905   5.16792991  15.9222089    900.62376643
-------------------------------------------------------------------------------------------  ------------------------------------
IAIO     12489WAS3       956.61096470    0.00000000   0.96824171   0.96824171   948.42528460   IAIO           1.214590%

-------------------------------------------------------------------------------------------  ------------------------------------



If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KAREN DOBRES
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3232
                       Email: karen.dobres@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -6-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                                  December 27, 1999

                    Group 1 Available Funds                                                                       2,107,856.32
                    Group 2 Available Funds                                                                       3,119,231.66

Overcollateralization Information
                    Overcollateralization Amount (prior to Extra PDA)                                             2,304,016.23
                     Overcollateralization Release Amount                                                                 0.00
                    Overcollateralization Deficiency Amount                                                         125,725.62
                    Target Overcollateralization Amount                                                           2,429,741.85

                    Extra Principal Distribution Amount                                                             125,725.62
                    Monthly Excess Interest Amount                                                                  278,847.51
                    Monthly Excess Cashflow Amount                                                                  278,847.51
                    Overcollateralization Deficiency (After Distribution)                                                 0.00
                    Overcollateralization Amount (After Distribution)                                             2,429,741.85

Fees and Advances
                    Servicing Fee                                                                                   103,935.73
                    Special Servicing Fee                                                                           153,121.89
                    Trustee Fee                                                                                       2,373.14
                    Lender PMI                                                                                            0.00
                    Total Advances                                                                                5,135,592.31
                    Group 1 Advances                                                                              3,757,528.35
                    Group 2 Advances                                                                              1,378,063.96


Mortgage Pool Information
                    Total Principal Balance                                                                     281,528,920.21
                    Loan Count                                                                                           3,534
                    Weighted Average Remaining Term                                                                        304
                    Weighted Average Loan Rate                                                                         8.9604%
                    Aggregate Amount of Prepayment                                                                2,904,331.55
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                              40,559.98
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

Group 1 Loan Information
                    Principal Balance                                                                           140,137,606.46
                    Non-Pro Principal Balance                                                                   139,983,730.03
                    Po Principal Balance                                                                            153,876.43
                    Loan Count                                                                                           1,952
                    Weighted Average Remaining Term                                                                        304
                    Weighted Average Loan Rate                                                                           8.564%
                    Aggregate Amount of Prepayment                                                                  986,717.94
                    Aggregate Amount of Repuchased Principal                                                              0.00
                    Aggregate Amount of Realized Losses                                                              40,559.98
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00

                    Non-Pro Amount of Scheduled Principal                                                           157,727.47
                    Non-Pro Amount of Unscheduled Principal                                                         986,715.52
                    Po Amount of Scheduled Principal                                                                    180.16
                    Po Amount of UnScheduled Principal                                                                    2.42

Group 2 Loan Information
                    Principal Balance                                                                           141,391,313.75
                    Group 2 Fixed Pool Principal Balance                                                         95,014,883.47
                    Group 2 Adjustable Pool Principal Balance                                                    46,376,430.28
                    Loan Count                                                                                           1,582
                    Weighted Average Remaining Term                                                                        305
                    Weighted Average Loan Rate                                                                          9.3509%
                    Aggregate Amount of Prepayment                                                                1,917,613.61
                    Aggregate Amount of Repurchased Principal                                                             0.00
                    Aggregate Amount of Realized Losses                                                                   0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                              0.00
                    Relief Act Shortfalls                                                                                 0.00
                    Extraordinary Trust Fund Expenses                                                                     0.00
                    Basis Risk Reserve Fund Balance                                                                   5,000.00
                    Libor Carryover Amount                                                                                0.00

                                      -7-

                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB2
                                               December 27, 1999
Interest Shortfalls
                    Class ia1                                                                                              0.00
                    Class ia-io                                                                                            0.00
                    Class im1                                                                                              0.00
                    Class im2                                                                                              0.00
                    Class im3                                                                                              0.00
                    Class im4                                                                                              0.00
                    Class ib1                                                                                              0.00
                    Class ib2                                                                                              0.00
                    Class ib3                                                                                              0.00
                    Class iia                                                                                              0.00
                    Class iim1                                                                                             0.00
                    Class iim2                                                                                             0.00
                    Class iib1                                                                                             0.00
                    Class iib2                                                                                             0.00
                    Class iib3                                                                                             0.00


Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                     Group 1
                Category         Number    Principal Balance   Percentage
                 1 Month          357         26,269,120.73        18.75
                 2 Months         221         16,262,426.58        11.6
                 3+Months         194         15,054,078.13        10.74
                    Total         772         57,585,625.44        41.09

                     Group 2
                Category         Number    Principal Balance   Percentage
                 1 Month          189         14,529,209.38        10.28
                 2 Months          86          7,555,994.66         5.34
                 3+Months          65          6,042,954.71         4.27
                 Total            340         28,128,158.75        19.89

                  Group Totals
                Category         Number    Principal Balance    Percentage
                 1 Month           546        40,798,330.11        14.49
                 2 Months          307        23,818,421.24         8.46
                 3+ Months         259        21,097,032.84         7.49
                   Total          1112        85,713,784.19        30.44


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                     Group 1
                                 Number    Principal Balance   Percentage
                                  209          16,684,833.09          11.91%
                     Group 2
                                 Number    Principal Balance   Percentage
                                   9            7,529,105.95           5.33%
                     Group Totals
                                 Number    Principal Balance   Percentage
                                  303          24,213,939.04            8.6%


Number and Aggregate Principal Amounts of Bankruptcy Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                  520          33,259,853.36          23.73
                     Group 2
                                 Number    Principal Balance   Percentage
                                   59           4,918,102.02           3.48
                     Group Totals
                                 Number    Principal Balance   Percentage
                                  579          38,177,955.38          13.56


Number and Aggregate Principal Amounts of REO Loans

                     Group 1
                                 Number    Principal Balance   Percentage
                                     0                0.00          0.00%
                     Group 2
                                Number    Principal Balance   Percentage
                                     2           78,132.37           0.06%
                    Group Totals
                                 Number    Principal Balance   Percentage
                                     2           78,132.37           0.03%

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
                                      -8-